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                                                                   EXHIBIT 10.20

                    INTELLECTUAL PROPERTY SECURITY AGREEMENT

         This Intellectual Property Security Agreement is entered into as of January 9, 2003 by and between SILICON VALLEY BANK ("Secured Party") and Burdick, Inc. (jointly and severally, the "Grantor").

                                    RECITALS

         A. Secured Party and Grantor are entering into that certain Assumption Agreement of even date herewith pursuant to which Grantor has assumed the "Obligations" arising out of that certain Loan and Security Agreement dated December 30, 2002 between Quinton Cardiology Systems, Inc., Quinton Inc. and Secured Party (as the same may be amended, modified or supplemented from time to time, the "Loan Agreement"; capitalized terms used herein which are not defined, have the meanings set forth in the Loan Agreement).

         B. Pursuant to the terms of the Loan Agreement, Grantor has granted to Secured Party a security interest in all of Grantor's right, title and interest, whether presently existing or hereafter acquired, in, to all Intellectual Property and all other Collateral.

         NOW, THEREFORE, as collateral security for the payment and performance when due of all of the Obligations, Grantor hereby grants, represents, warrants, covenants and agrees as follows:

                                    AGREEMENT

         1. Grant of Security Interest. To secure all of the Obligations, Grantor grants and pledges to Secured Party a security interest in all of Grantor's right, title and interest in, to and under its Intellectual Property (as defined in the Loan Agreement), including without limitation the following:

                  (a) All of present and future United States registered copyrights and copyright registrations, including, without limitation, the registered copyrights, maskworks, software, computer programs and other works of authorship subject to United States copyright protection listed in Exhibit A-1 to this Agreement (and including all of the exclusive rights afforded a copyright registrant in the United States under 17 U.S.C. Section 106 and any exclusive rights which may in the future arise by act of Congress or otherwise) and all present and future applications for copyright registrations (including applications for copyright registrations of derivative works and compilations) (collectively, the "Registered Copyrights"), and any and all royalties, payments, and other amounts payable to Grantor in connection with the Registered Copyrights, together with all renewals and extensions of the Registered Copyrights, the right to recover for all past, present, and future infringements of the Registered Copyrights, and all computer programs, computer databases, computer program flow diagrams, source codes, object codes and all tangible property embodying or incorporating the Registered Copyrights, and all other rights of every kind whatsoever accruing thereunder or pertaining thereto.

                  (b) All present and future copyrights, maskworks, software, computer programs and other works of authorship subject to (or capable of becoming subject to) United States copyright protection which are not registered in the United States Copyright Office (the

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"Unregistered Copyrights"), whether now owned or hereafter acquired, including without limitation the Unregistered Copyrights listed in Exhibit A-2 to this Agreement, and any and all royalties, payments, and other amounts payable to Grantor in connection with the Unregistered Copyrights, together with all renewals and extensions of the Unregistered Copyrights, the right to recover for all past, present, and future infringements of the Unregistered Copyrights, and all computer programs, computer databases, computer program flow diagrams, source codes, object codes and all tangible property embodying or incorporating the Unregistered Copyrights, and all other rights of every kind whatsoever accruing thereunder or pertaining thereto. The Registered Copyrights and the Unregistered Copyrights collectively are referred to herein as the "Copyrights."

                  (c) All right, title and interest in and to any and all present and future license agreements with respect to the Copyrights.

                  (d) All present and future accounts, accounts receivable, royalties, and other rights to payment arising from, in connection with or relating to the Copyrights.

                  (e) All patents, patent applications and like protections including, without limitation, improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same, including without limitation the patents and patent applications set forth on Exhibit B attached hereto (collectively, the "Patents");

                  (f) All trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Grantor connected with and symbolized by such trademarks, including without limitation those set forth on Exhibit C attached hereto (collectively, the "Trademarks");

                  (g) Any and all claims for damages by way of past, present and future infringements of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the rights identified above;

                  (h) All licenses or other rights to use any of the Copyrights, Patents or Trademarks, and all license fees and royalties arising from such use to the extent permitted by such license or rights;

                  (i) All amendments, extensions, renewals and extensions of any of the Copyrights, Trademarks or Patents; and

                  (j) All proceeds and products of the foregoing, including without limitation all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing, and all license royalties and proceeds of infringement suits, and all rights corresponding to the foregoing throughout the world and all re-issues, divisions continuations, renewals, extensions and continuations-in-part of the foregoing.

         2. Loan Agreement. This security interest is granted in conjunction with the security interest granted to Secured Party under the Loan Agreement. The rights and remedies of Secured Party with respect to the security interest granted hereby are in addition to those set forth in the Loan Agreement and the other Loan Documents, and those which are now or hereafter available

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to Secured Party as a matter of law or equity. Each right, power and remedy of
Secured Party provided for herein or in the Loan Agreement or any of the other Loan Documents, or now or hereafter existing at law or in equity shall be cumulative and concurrent and shall be in addition to every right, power or remedy provided for herein and the exercise by Secured Party of any one or more of the rights, powers or remedies provided for in this Agreement, the Loan Agreement or any of the other Loan Documents, or now or hereafter existing at law or in equity, shall not preclude the simultaneous or later exercise by any person, including Secured Party, of any or all other rights, powers or remedies.

         3. Covenants and Warranties. Grantor represents, warrants, covenants and agrees as follows:

                  (a) Grantor has no present maskworks, software, computer programs and other works of authorship registered with the United States Copyright Office except as disclosed on Exhibit A-1 hereto.

                  (b) Grantor shall undertake all reasonable measures to cause its employees, agents and independent contractors to assign to Grantor all rights of authorship to any copyrighted material in which Grantor has or may subsequently acquire any right or interest.

                  (c) Grantor shall promptly advise Secured Party of any Trademark, Patent or Copyright not specified in this Agreement, which is hereafter acquired by Grantor.

                  (d) Grantor shall not register any maskworks, software, computer programs or other works of authorship subject to United States copyright protection with the United States Copyright Office without first complying with the following: (i) providing Secured Party with at least 15 days prior written notice thereof, (ii) providing Secured Party with a copy of the application for any such registration and (iii) executing and filing such other instruments, and taking such further actions as Secured Party may reasonably request from time to time to perfect or continue the perfection of Secured Party's interest in the Collateral, including without limitation the filing with the United States Copyright Office, simultaneously with the filing by Grantor of the application for any such registration, of a copy of this Agreement or a Supplement hereto in form acceptable to Secured Party identifying the maskworks, software, computer programs or other works of authorship being registered and confirming the grant of a security interest therein in favor of Secured Party.

         4. General. If any action relating to this Agreement is brought by either party hereto against the other party, the prevailing party shall be entitled to recover reasonable attorneys fees, costs and disbursements. This Agreement may be amended only by a written instrument signed by both parties hereto. To the extent that any provision of this Agreement conflicts with any provision of the Loan Agreement, the provision giving Secured Party greater rights or remedies shall govern, it being understood that the purpose of this Agreement is to add to, and not detract from, the rights granted to Secured Party under the Loan Agreement. This Agreement, the Loan Agreement, and the other Loan Documents comprise the entire agreement of the parties with respect to the matters addressed in this Agreement. This Agreement shall be governed by the laws of the State of California, without regard for choice of law provisions. Grantor and Secured Party consent to the nonexclusive jurisdiction of any state or federal court located in Santa Clara

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County, California.

         5. WAIVER OF RIGHT TO JURY TRIAL. SECURED PARTY AND GRANTOR EACH HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO: (I) THIS AGREEMENT; OR (II) ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN SECURED PARTY AND GRANTOR; OR
(III) ANY CONDUCT, ACTS OR OMISSIONS OF SECURED PARTY OR GRANTOR OR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSONS AFFILIATED WITH SECURED PARTY OR GRANTOR; IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

         IN WITNESS WHEREOF, the parties have cause this Intellectual Property Security Agreement to be duly executed by its officers thereunto duly authorized as of the first date written above.

Address of Grantor:                           Grantor:

3303 Monte Villa Parkway                      Burdick, Inc.
Bothell, WA  98021

                                              By: /s/ Michael Matysik
                                                 -------------------------------
                                              Title:  SVP / CFO / Secretary
                                              Name:   Michael Matysik

Address of Secured Party:                     Secured Party:

3003 Tasman Drive                             SILICON VALLEY BANK
Santa Clara, California  95054

                                              By: /s/ Silicon Valley Bank
                                                 -------------------------------
                                              Title:____________________________

Form: 3/1/02
Document Version: -0

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                                   EXHIBIT A-1

                              REGISTERED COPYRIGHTS
 (including copyrights that are the subject of an application for registration)

                      Registration/            Registration/
                       Application              Application
Description              Number                    Date
-----------              ------                    ----

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                                   EXHIBIT A-2

                             UNREGISTERED COPYRIGHTS

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                                    EXHIBIT B

                                     PATENTS

                      Registration/            Registration/
                       Application              Application
Description              Number                    Date
-----------              ------                    ----

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                                    EXHIBIT C

                                   TRADEMARKS

                      Registration/            Registration/
                       Application              Application
Description              Number                    Date
-----------              ------                    ----